UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2012

Kewaunee Scientific Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-5286	38-0715562
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

	2700 West Front Street Statesville, NC	28677
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 873-7202

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 22, 2012, the Board of Directors amended Section 5.02 of the Company’s bylaws to reduce the size of the Board of Directors from eight to seven, effective upon the retirement of James T. Rhind on August 22, 2012. A copy of the Company’s Bylaws, as amended, is filed as Exhibit 3 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On August 22, 2012, the Company held its 2012 Annual Meeting of Stockholders. At that meeting, the Company’s shareholders voted on the matters set forth below.

1. Each of the nominees named below was re-elected as a Class II director for a three year term as follows:

Name of Nominee	For	Withheld	Broker Non-Votes
John C. Campbell Jr.	1,383,917	15,081	1,180,466
William A. Shumaker	1,381,917	19,081	1,180,466

2. The independent registered accounting firm of Cherry, Bekaert, & Holland, L.L.P. was ratified as the Company’s independent auditor for fiscal year 2013 as follows:

For	Against	Abstained
2,145,005	37,634	396,795

Item 8.01.	Other Matters.

The Company has entered into an Amendment No. 2 to Amended and Restated Loan and Security Agreement (the “Amendment”) with The Bank of America, N.A. (the “Bank”). The Amendment amends certain provisions of the Amended and Restated Loan and Security Agreement by and between the Company and the Bank, dated as of August 2, 2010 (the “Loan Agreement”).

The Amendment deleted the term “Direct Foreign Subsidiary” and replaced it with the term “Foreign Subsidiary” and restated the definition of “Foreign Subsidiary.”

A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Amendment.

The Amendment has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about the Company. Such information can be found elsewhere in other public filings we have made with the Securities and Exchange Commission, which are available without charge at www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3	Bylaws of the Company, as amended August 22, 2012.

10.1	Amendment No. 2 to Amended and Restated Loan and Security Agreement, dated August 3, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2012

Kewaunee Scientific Corporation

By:	/s/ D. Michael Parker
D. Michael Parker
Senior Vice President, Finance and
Chief Financial Officer